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                                                                Draft of 10/1/97

                                2,400,000 SHARES


                               MOVADO GROUP, INC.

                         COMMON STOCK ($0.01 PAR VALUE)



                             UNDERWRITING AGREEMENT


                                                                October __, 1997



CREDIT SUISSE FIRST BOSTON CORPORATION
FURMAN SELZ LLC
RODMAN & RENSHAW, INC.
  As Representatives of the Several Underwriters,
  c/o Credit Suisse First Boston Corporation
  Eleven Madison Avenue
  New York, New York 10010-3629

Dear Sirs:


          1. Introductory. Movado Group, Inc., a New York corporation ("Company"), proposes to issue and sell 1,500,000 shares of its common stock, par value $0.01 per share ("Securities"), and the shareholders listed in Schedule A hereto ("Selling Shareholders", and each a "Selling Shareholder") propose severally to sell an aggregate of 900,000 outstanding shares of the Securities (such 2,400,000 Securities being hereinafter referred to as the "Firm Securities"). One of the Selling Shareholders also proposes to sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 240,000 additional outstanding shares of the Company's Securities, as set forth on Schedule A (such 240,000 additional shares being hereinafter referred to as the "Optional Securities"). The Firm Securities and the Optional Securities are herein collectively referred to as the "Offered Securities". The Company and the Selling Shareholders hereby agree with the several Underwriters named in Schedule B ("Underwriters") as follows:


          2. Representations and Warranties of the Company and the Selling Shareholders.


          (a) The Company represents and warrants to, and agrees with, the several Underwriters that:


               (i) A registration statement (No. 333-35875) relating to the Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission ("Commission") and either
          (A) has been declared effective under the Securities Act of 1933, as amended ("Act"), and is not proposed to be amended or (B) is proposed to be amended by amendment or post-effective amendment. If such registration statement (the "initial registration statement") has been declared effective, either (A) an additional registration statement (the "additional registration statement") relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) ("Rule 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities all have
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          been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (B) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("Rule 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "Effective Time" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (A) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (B) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, "Effective Time" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "Effective Date" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all material incorporated by reference therein, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("Rule 430A(b)") under the Act, is hereinafter referred to as the "Initial Registration Statement". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein, and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "Additional Registration Statement". The Initial Registration Statement and the Additional Registration Statement are hereinafter referred to collectively as the "Registration Statements" and individually as a "Registration Statement". The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, including all material incorporated by reference in such prospectus, is hereinafter referred to as the "Prospectus". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act. No stop order suspending the effectiveness of such Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or threatened by the Commission.


               (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission ("Rules and

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          Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, and on each Closing Date (as hereinafter defined), each Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, and on each Closing Date, the Initial Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(c) hereof.


               (iii) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New York and has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus; and the Company is duly qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership, leasing or operation of property requires such qualification, except to the extent that the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.


               (iv) Exhibit 1 hereto sets forth all domestic subsidiaries (the "Domestic Subsidiaries") and foreign subsidiaries (the "Foreign Subsidiaries") of the Company which individually or on a consolidated basis are material to the operations of the Company and its subsidiaries and the conduct of their respective businesses (collectively, "Material Subsidiaries"). Each Material Subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership, leasing or operation of property requires such qualification, except to the extent that the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a

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          whole. All of the outstanding capital stock of each Material
          Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any mortgage, pledge, lien, security interest, restriction upon voting or transfer, claim or encumbrance of any kind; and there are no rights granted to or in favor of any third party (whether acting in an individual, fiduciary or other capacity) other than the Company to acquire any such capital stock, any additional capital stock or any other securities of any Material Subsidiary.


               (v) The authorized capital stock of the Company conforms as to legal matters in all material respects to the description thereof contained in the Prospectus.


               (vi) All outstanding shares of capital stock of the Company have been duly authorized, are validly issued, fully paid and non-assessable, have been issued in compliance with applicable Federal and state securities laws and conform in all material respects to the description thereof contained in the Prospectus; the Offered Securities have been duly authorized and will be, when issued and paid for in accordance with this Agreement, validly issued, fully paid and non-assessable; the authorized and outstanding shares of capital stock of the Company are as set forth in the Prospectus under the captions "Capitalization" and "Description of Capital Stock"; and the shareholders of the Company have no preemptive or similar rights with respect to the Offered Securities or any other securities of the Company and no further approval or authority of the shareholders or the Board of Directors of the Company will be required for the issuance and sale of the Offered Securities as contemplated by this Agreement.

               (vii) The Securities have been approved for listing on the Nasdaq Stock Market's National Market.


               (viii) Except as set forth in the Prospectus, there are no outstanding (A) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company, (B) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations or (C) obligations of the Company to issue such shares, any such convertible or exchangeable securities or obligations, or any such warrants, rights or obligations. The descriptions of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted and exercised thereunder, set forth in the Prospectus are accurate in all material respects.


               (ix) This Agreement has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except to the extent that (A) enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally and by general principles of equity and
          (B) rights to indemnity and contribution may be limited by Federal or state securities laws or policies underlying such laws.


               (x) The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions herein contemplated have been duly authorized by all necessary corporate action on the part of the Company and, to the extent required, its shareholders and will not contravene any provision of the certificate of incorporation, by-laws or other organizational documents of the Company or any of its subsidiaries, or conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets or properties of the Company or any of its

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          subsidiaries under, any statute, any rule, regulation, order or decree of any governmental agency or body or any court having jurisdiction over the Company or any of its subsidiaries or any of their properties, assets or operations, or any indenture, mortgage, loan agreement, note or other agreement or instrument for borrowed money, any guarantee of any agreement or instrument for borrowed money or any lease, permit, license or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any such subsidiary is bound or to which any of the properties, assets or operations of the Company or any such subsidiary is subject, and the Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement.


               (xi) No consent, approval, authorization, order, registration or qualification of or with any third party (whether acting in an individual, fiduciary or other capacity) or any court or government agency or body, is required for the issuance and sale of the Offered Securities or for the consummation of the other transactions contemplated by this Agreement, including, without limitation, the consummation by the Company of the transactions contemplated in the Prospectus under the caption "Use of Proceeds", except such as have been obtained and made under the Act and such as may be required under state securities laws in connection with the offer and sale of the Offered Securities.


               (xii) Neither the Company nor any of its subsidiaries is in violation of (A) its certificate of incorporation, by-laws or other organizational documents or (B) any applicable law, ordinance, administrative or governmental rule or regulation, except, with respect to this clause (B), for such violations that would not, singly or in the aggregate, have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries, taken as a whole, or (C) any order, decree or judgment of any court or governmental agency or body having jurisdiction over the Company or any subsidiary; and no event of default or event that, but for the giving of notice or the lapse of time or both, would constitute an event of default exists or, upon the consummation by the Company of the transactions contemplated in the Prospectus, including, without limitation, the transactions contemplated in the Prospectus under the caption "Use of Proceeds" will exist, under any indenture, mortgage, loan agreement, note or other agreement or instrument for borrowed money, any guarantee of any agreement or instrument for borrowed money or any lease, permit, license or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any such subsidiary is bound or to which any of the properties, assets or operations of the Company or any such subsidiary is subject.


               (xiii) The Company and its subsidiaries have such certificates, permits, licenses, franchises, consents, approvals, authorizations and clearances ("Licenses") and are in compliance in all material respects with all applicable laws and regulations of Federal, state, local and foreign governmental or regulatory authorities as are necessary to own, lease or operate their properties and to conduct their businesses in the manner described in the Prospectus and all such Licenses are valid and in full force and effect. The Company and its subsidiaries are in compliance in all material respects with their respective obligations under such Licenses and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination of such Licenses or violation of such laws or regulations.


               (xiv) The Company and its subsidiaries own or have obtained valid licenses for all trademarks used in connection with the sale of goods, trademark registrations and trade names described in the Prospectus as being owned, licensed or used by the Company or any of its subsidiaries or that are necessary for the conduct of their businesses as described in the Prospectus (collectively, "Trademarks") and neither the Company nor any subsidiary is

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          aware of any claim (or of any facts that would form a reasonable basis for any claim) to the contrary or any challenge by any third party to the rights of the Company or any of its subsidiaries with respect to any such Trademarks or to the validity or scope of any such Trademarks, which claims or challenges could, singly or in the aggregate, reasonably be expected to have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries, taken as a whole; and neither the Company nor any of its subsidiaries has any claim against a third party with respect to the infringement by such third party of any such Trademarks, which claims could, singly or in the aggregate, reasonably be expected to have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries, taken as a whole. The Company and its subsidiaries have a good faith belief in the distinctiveness and enforceability of all trademarks and trade names comprising the Trademarks. The trademarks CONCORD, CORUM, ESQ., ESQUIRE, MOVADO, PIAGET, MUSEUM, VIZIO, COACH and Museum watch dial design (collectively, "Material Trademarks") are the only trademarks owned or licensed by the Company or any of its subsidiaries in the conduct of their businesses as described in the Prospectus which, if not so owned or licensed, could, singly or in the aggregate, have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries, taken as a whole.


               (xv) The Company and its subsidiaries have good and marketable title to all properties (real and personal) owned by the Company and its subsidiaries, free and clear of any mortgage, pledge, lien, security interest, claim or encumbrance of any kind that may materially interfere with the conduct of the business of the Company and its subsidiaries, taken as a whole, and all properties held under lease by the Company or its subsidiaries are held under valid, subsisting and enforceable leases.


               (xvi) The Company and its subsidiaries carry or are entitled to the benefits of insurance in such amounts and covering such risks as is generally maintained by companies of established repute engaged in the same or similar business, and all such insurance is in full force and effect.


               (xvii) The properties, assets and operations of the Company and its subsidiaries are in compliance in all material respects with all applicable Federal, state, local and foreign laws, rules and regulations, orders, decrees, judgments, permits and licenses relating to public and worker health and safety and to the protection and clean-up of the natural environment and activities or conditions related thereto, including, without limitation, those relating to the generation, handling, disposal, transportation or release of hazardous materials (collectively, "Environmental Laws"). With respect to such properties, assets and operations, including any previously owned, leased or operated properties, assets or operations, there are no past, present or, to the best knowledge of the Company, reasonably anticipated future events, conditions, circumstances, activities, practices, incidents, actions or plans of the Company or any of its subsidiaries that may interfere with or prevent compliance or continued compliance in all material respects with applicable Environmental Laws. Neither the Company nor any of its subsidiaries is the subject of any Federal, state, local or foreign investigation, and neither the Company nor any of its subsidiaries has received any notice or claim (or is aware of any facts that would form a reasonable basis for any claim), nor entered into any negotiations or agreements with any third party, relating to any liability or remedial action or potential liability or remedial action under Environmental Laws, nor are there any pending, reasonably anticipated or, to the best knowledge of the Company, threatened actions, suits or proceedings against or affecting the Company, any of its subsidiaries or their properties, assets or operations, in connection with any such

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          Environmental Laws. The term "hazardous materials" shall mean those substances that are regulated by or form the basis for liability under any applicable Environmental Laws.


               (xviii) The Company and its subsidiaries have filed all Federal, state, local and foreign tax returns required to be filed, such returns are complete and correct in all material respects, and all taxes shown by such returns or otherwise assessed or due and payable have been paid, except such taxes as are being contested in good faith and as to which adequate reserves have been provided. The charges, accruals and reserves on the books of the Company and its subsidiaries in respect of any tax liability for any year not finally determined are adequate to meet any assessments or reassessments for additional taxes; and there has been no tax deficiency asserted and the Company is not aware of any facts that would form a reasonable basis for the assertion of any tax deficiency against the Company or any of its subsidiaries that could, singly or in the aggregate, have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries, taken as a whole.


               (xix) Neither the Company nor any of its subsidiaries maintain or contribute to, or within the past five years have maintained or contributed to, any plan that is a "single employer plan" as defined in Section 4001(a)(15), or have or have had an obligation to contribute to a "multiemployer plan" as defined in Section 4001(a)(3), of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the regulations and published interpretations thereunder as to which Title IV of ERISA applies, that could, singly or in the aggregate, have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries, taken as a whole, and each "employee benefit plan" (as defined in ERISA and the regulations and published interpretations thereunder) in which employees of the Company or any of its subsidiaries are eligible to participate is in compliance in all material respects with the applicable provisions of ERISA and the Internal Revenue Code of 1986, as amended (the "Code").


               (xx) There are no pending actions, suits, proceedings or investigations against or affecting the Company, any of its subsidiaries or any of their properties, assets or operations that are required under the Act to be described in the Prospectus or that could, singly or in the aggregate, have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries, taken as a whole, or could have a material adverse effect on the ability of the Company to perform its obligations under this Agreement or that are otherwise material in the context of the sale of the Offered Securities; and, to the best knowledge of the Company, no such actions, suits, proceedings or investigations are threatened or contemplated.


               (xxi) No labor disturbance by the employees of the Company or any of its subsidiaries exists, or to the best knowledge of the Company, is threatened, and the Company is not aware of any existing or imminent labor disturbance by the employees of its principal suppliers, manufacturers or customers that could, singly or in the aggregate, have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries, taken as a whole.


               (xxii) The Company has not taken and will not take, directly or indirectly, any action designed to or that could cause or result in stabilization or manipulation of the price of the Offered Securities and the Company has not distributed and will not distribute any offering material in connection with the offering and sale of the Offered Securities other than any preliminary prospectus filed with the Commission or the Prospectus or other materials, if any, permitted by the Act or the Rules and Regulations.

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

               (xxiii) There are no contracts, agreements or understandings between the Company and any third party (whether acting in an individual, fiduciary or other capacity) granting such third party the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such third party or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.


               (xxiv) There are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that are not described or filed as required. The contracts so described in the Prospectus are in full force and effect and neither the Company or any of its subsidiaries nor, to the best knowledge of the Company, any other party is in breach of or default under any such contracts.


               (xxv) Other than as contemplated by this Agreement and the fees and expenses specified in Part II of the Registration Statement, there is no broker, finder or other party that is entitled to receive from the Company or any of its subsidiaries any brokerage or finder's fee or any other fee, commission or payment as a result of the transactions contemplated by this Agreement.


               (xxvi) Price Waterhouse LLP, who are reporting upon the audited financial statements and schedules included in the Registration Statement and the Prospectus, are independent public accountants as required by the Act and the Rules and Regulations.


               (xxvii) The financial statements and related schedules and notes included in the Registration Statement and the Prospectus comply in all material respects with the requirements of the Act and the Rules and Regulations, were prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved and fairly present the financial condition and results of operations of the Company and its subsidiaries, on a consolidated basis, at the dates and for the periods presented. The financial data set forth in the Prospectus under the captions "Summary Historical Financial Data," "Selected Historical Financial Data" and "Capitalization" present fairly the information shown therein and the historical financial data shown therein have been compiled on a basis consistent with that of the audited consolidated financial statements included in the Registration Statement.


               (xxviii) The Company and its subsidiaries maintain a system of internal accounting controls sufficient for purposes of the prevention or detection of errors or irregularities in amounts that could be expected to be material to the Company's consolidated financial statements and the recording of transactions so as to permit the preparation of such consolidated financial statements in conformity with generally accepted accounting principles.


               (xxix) Since the dates as of which information is given in the Registration Statement and the Prospectus, (A) neither the Company nor any of its subsidiaries has incurred any material liability or obligation (indirect, direct or contingent) or entered into any material oral or written agreement or other transaction that is not in the ordinary course of business or that could reasonably be expected to result in a material reduction in the future earnings of the Company or its subsidiaries; (B) neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business or properties from fire, flood, windstorm, accident or other calamity (whether or not covered by insurance); (C) there has been no material change in the indebtedness of the Company, no

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          change in the capital stock of the Company and no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock; and (D) there has been no material adverse change, nor any development or event involving a prospective material change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries, taken as a whole.


               (xxx) The Company is not, and upon the sale of the Offered Securities as herein contemplated and application of the net proceeds from such sale as described in the Prospectus under the caption "Use of Proceeds" will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.


               (xxxi) The Company is not now and has never been a "United States real property holding corporation" as defined in Section 897(c)(2) of the Code and the Treasury regulations promulgated thereunder.


          (b) Each Selling Shareholder severally represents and warrants to, and agrees with, the several Underwriters that:


               (i) With respect to the GG & SG 1997 Charitable Remainder Unitrust, such Selling Shareholder has been duly created, is validly existing as a trust under the laws of the jurisdiction of its organization and has the power and authority to own and sell its property and to conduct its activities;


               (ii) Such Selling Shareholder has and on each Closing Date hereinafter mentioned will have valid and unencumbered title to the Offered Securities to be delivered by such Selling Shareholder on such Closing Date, except such encumbrances created by this Agreement and the Custody Agreement and Power of Attorney (as defined below), and full right, power and authority to enter into this Agreement and the Custody Agreement and Irrevocable Power of Attorney entered into by such Selling Shareholder in connection with the transactions contemplated hereby (the "Custody Agreement and Power of Attorney") and to sell, assign, transfer and deliver the Offered Securities to be delivered by such Selling Shareholder on such Closing Date hereunder; and upon the delivery of and payment for the Offered Securities on each Closing Date hereunder in accordance with this Agreement the several Underwriters will acquire valid and unencumbered title to the Offered Securities to be delivered by such Selling Shareholder on such Closing Date.


               (iii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the Rules and Regulations and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, and on each Closing Date, each Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, and on each Closing Date, the Initial Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences apply only to the extent that any statements in or omissions from a Registration Statement or the Prospectus are based on information furnished to the Company by such Selling Shareholder specifically for use therein.

               (iv) This Agreement and the Custody Agreement and Power of Attorney have each been duly authorized, executed and delivered by or on behalf of such Selling Shareholder and this Agreement and the Custody Agreement and Power of Attorney each constitutes the legal, valid and binding obligation of such Selling Shareholder enforceable against such Selling Shareholder in accordance with its terms, except to the extent that (A) enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally and by general principles of equity and
          (B) rights to indemnity and contribution may be limited by Federal or state securities laws or policies underlying such laws.

               (v) No consent, approval, authorization, order, registration or qualification of or with any third party (whether acting in an individual, fiduciary or other capacity) or any court or government agency or body is required to be obtained or made by such Selling Shareholder for the sale of the Offered Securities or for the consummation of the other transactions contemplated by this Agreement and the Custody Agreement and Power of Attorney in connection with the sale of the Offered Securities, except such as have been obtained and made under the Act and such as may be required under state securities laws in connection with the offer and sale of the Offered Securities.

               (vi) The execution, delivery and performance of this Agreement and the Custody Agreement and Power of Attorney by such Selling Shareholder, and the sale of the Offered Securities being sold by such Selling Shareholder and consummation by such Selling Shareholder of the other transactions contemplated hereby will not contravene, if applicable, any provisions of the certificate of incorporation, by-laws, trust agreement or other organizational documents of such Selling Shareholder, or conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon the Offered Securities to be sold by such Selling Shareholder under any statute, any rule, regulation, order or decree of any governmental agency or body or any court having jurisdiction over such Selling Shareholder or any properties, assets or operations of such Selling Shareholder, or any indenture, mortgage, loan agreement, note or other agreement for borrowed money, any guarantee of any agreement or instrument for borrowed money or any lease, permit, license or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or to which any of the properties, assets or operations of such Selling Shareholder is subject, and such Selling Shareholder has full power and authority to sell the Offered Securities to be sold by such Selling Shareholder as contemplated by this Agreement.

               (vii) There are no contracts, agreements or understandings between such Selling Shareholder and any third party that would give rise to a valid claim against such Selling Shareholder or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the transactions contemplated by this Agreement and the Custody Agreement and Power of Attorney.

               (viii) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in stabilization or manipulation of the price of the Offered Securities, and such Selling Shareholder has not distributed and will not distribute any offering material in connection with the offering and sale of the Offered Securities other than any preliminary prospectus filed with the Commission or the Prospectus or other materials, if any, permitted by the Act or the Rules and Regulations.

          3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and each Selling Shareholder agree, severally and not jointly, to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company and each Selling Shareholder, at a purchase price of $[________] per share, that number of Firm Securities (rounded up or down, as determined by Credit Suisse First Boston Corporation ("CSFBC") in its discretion, in order to avoid fractions) obtained by multiplying 1,500,000 Firm Securities in the case of the Company, and the number of Firm Securities set forth opposite the name of such Selling Shareholder in Schedule A hereto in the case of a Selling Shareholder, in each case by a fraction the numerator of which is the number of Firm Securities set forth opposite the name of such Underwriter in Schedule B hereto and the denominator of which is the total number of Firm Securities.

          Certificates in negotiable form for the Offered Securities to be sold by the Selling Shareholders hereunder have been placed in custody, for delivery under this Agreement, under the Custody Agreement and Power of Attorney made with [_______________], as custodian ("Custodian"). Each Selling Shareholder agrees that the shares represented by the certificates held in custody for the Selling Shareholders under the Custody Agreement and Power of Attorney are subject to the interests of the Underwriters hereunder, that the arrangements made by the Selling Shareholders for such custody are to that extent irrevocable, and that the obligations of the Selling Shareholders hereunder shall not be terminated by operation of law, whether by the death of any individual Selling Shareholder or the occurrence of any other event, or in the case of a trust, by the death of any trustee or trustees or the termination of such trust. If any individual Selling Shareholder or any such trustee or trustees should die, or if any other such event should occur, or if any of such trusts should terminate, before the delivery of the Offered Securities hereunder, certificates for such Offered Securities shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death or other event or termination had not occurred, regardless of whether or not the Custodian shall have received notice of such death or other event or termination.

          The Company and the Custodian will deliver the Firm Securities to the Representatives for the accounts of the Underwriters, against payment of the purchase price in Federal (same day) funds by wire transfer to a bank acceptable to CSFBC drawn to the order of the Company in the case of 1,500,000 shares of Firm Securities and to the order of the Custodian in the case of 900,000 shares of Firm Securities, at the office of Dewey Ballantine, 1301 Avenue of the Americas, New York, New York 10019, at 10:00 A.M., New York time, on October [___], 1997, or at such other time not later than seven full business days thereafter as CSFBC and the Company determine, such time being herein referred to as the "First Closing Date". For purposes of Rule 15c6-1 under the Securities Exchange Act of 1934, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the Offering. The certificates for the Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as CSFBC requests and will be made available for checking and packaging at the office of CSFBC, Eleven Madison Avenue, New York, New York 10010-3629 at least 24 hours prior to the First Closing Date.

          In addition, upon written notice from CSFBC given to the Selling Shareholder of the Optional Securities from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. The Selling Shareholder agrees to sell to the Underwriters the number of Optional Securities specified in such notice up to the total number of Optional Securities set forth opposite the name of such Selling Shareholder in Schedule A hereto. Such Optional Securities shall be purchased from the Selling Shareholder for the account of each Underwriter in the same proportion as the number of Firm Securities set forth opposite such Underwriter's name bears to the total number of Firm Securities (subject to adjustment by CSFBC to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFBC to the Selling Shareholder of the Optional Securities.

          Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "Optional Closing Date", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be determined by CSFBC but shall be not later than seven full business days after written notice of election to purchase Optional Securities is given. The Custodian will deliver the Optional Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the several Underwriters, against payment of the purchase price therefor in Federal (same day) funds by wire transfer to a bank acceptable to CSFBC drawn to the order of the Custodian, at the office of Dewey Ballantine, 1301 Avenue of the Americas, New York, New York 10019. The certificates for the Optional Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as CSFBC requests upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the office of CSFBC, Eleven Madison Avenue, New York, New York 10010- 3629, at a reasonable time in advance of (but in no event later than one business day preceding) such Optional Closing Date.

          4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

          5. Certain Agreements of the Company and the Selling Shareholders. The Company agrees with the several Underwriters and the Selling Shareholders and, with respect to clauses (l), (m) and (n) below, the Selling Shareholders agree with the Company and the several Underwriters that:

          (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by CSFBC, subparagraph(4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement. The Company will advise CSFBC promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by CSFBC.

          (b) The Company will advise CSFBC promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without CSFBC's prior consent; and the Company will also advise CSFBC promptly of the effectiveness of each Registration Statement (if the Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplement to a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

          (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs or a condition exists as a result of which it is necessary, in the opinion of counsel to the Underwriters or counsel to the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus would not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary, in the opinion of either such counsel, at any time to amend the Registration Statement or amend or supplement the Prospectus to comply with the Act, the Company promptly will notify CSFBC of such event, prepare and file with the Commission an amendment or supplement that will correct such statement or omission or an amendment that will effect such compliance. Neither CSFBC's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

          (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act and Rule 158 thereunder. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

          (e) The Company will furnish to the Representatives copies of each Registration Statement (at least four of which will be signed and will include all exhibits and a signed accountant's report of Price Waterhouse
     LLP), each related preliminary prospectus and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case and in such quantities as CSFBC reasonably requests. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other such documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

          (f) The Company will, in cooperation with the Representatives and their counsel, arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC may designate and will continue such qualifications in effect so long as required for the distribution thereof; provided, however, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not currently so qualified or to take any action that would subject it to general service of process in any jurisdiction where it is not currently so subject.

          (g) During the period of five years hereafter, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to shareholders for such year; and the Company will furnish to the Representatives (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Securities Exchange Act of 1934, as amended, or mailed to shareholders and (ii) from time to time, such other information concerning the Company as CSFBC may reasonably request.

          (h) The Company will not offer, sell, contract to sell, pledge, or otherwise dispose of, directly or indirectly, or file or cause to be filed with the Commission a registration statement under the Act (other than on Form S-8) relating to, any shares of its Securities or other rights convertible into or exchangeable or exercisable for any shares of its Securities (including shares of Class A Common Stock $0.01 par value, of the Company), or publicly disclose an intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of CSFBC, for a period of 120 days after the date of the Prospectus.

          (i) The Company will use its best efforts to cause its officers and directors and certain shareholders of the Company to agree with the Representatives that each of such holders will not offer, sell, contract to sell, pledge, or otherwise dispose of, directly or indirectly, or file or cause to be filed with the Commission a registration statement under the Act relating to, any shares of its Securities or other rights convertible into or exchangeable or exercisable for any shares of its Securities (including shares of Class A Common Stock), or publicly disclose an intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of CSFBC, for a period of 120 days after the date of the Prospectus.

          (j) The Company will apply the net proceeds of the offering and sale of the Offered Securities contemplated hereunder in the manner set forth in the Prospectus under the caption "Use of Proceeds."

          (k) The Company will (i) furnish to each of the Representatives on the First Closing Date (and thereafter to each Underwriter that so requests) a certification, as contemplated by and in compliance with Treasury regulations Section 1.897-2(h), that as of such First Closing Date (or such other date as may be specified in such subsequent request), the Offered Securities are not United States real property interests as defined in
     Section 897(c)(1) of the Code, (ii) file such certification with the Internal Revenue Service in the manner and within the time period specified in Treasury regulations Section 1.897-2(h) and (iii) promptly after such filing, furnish to each of the Representatives (or, if such certificate is requested after the First Closing Date, to those Underwriters that have so requested) proof of such filing.

          (l) The Company will pay all expenses incident to the performance of the obligations of the Company and each Selling Shareholder, other than the registration fee payable to the Commission and the underwriting discounts and commissions relating to the Offered Securities sold by the Selling Shareholders (which fees, discounts and commissions will be paid by the Selling Shareholders), under this Agreement and will reimburse the Underwriters for any filing fees and other expenses (including reasonable fees and disbursements of counsel) incurred by them in connection with the qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and the printing of memoranda relating thereto, for the filing fee incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the National Association of Securities Dealers, Inc. of the Offered Securities, for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities, for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities, for any transfer taxes on the sale by the Selling Shareholders of the Offered Securities to the Underwriters and for expenses incurred in printing and distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) or related documents.

          (m) Each Selling Shareholder agrees to deliver to CSFBC (Attention:
     Transactions Advisory Group) on or prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

          (n) Each Selling Shareholder agrees not to offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file or cause to be filed with the Commission a registration statement under the Act relating to, any shares of its Securities or other rights convertible into or exchangeable or exercisable for any shares of its Securities (including shares of Class A Common Stock), or publicly disclose an intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of CSFBC, for a period of 120 days after the date of the Prospectus.

          6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Shares on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Shareholders herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholders of their obligations hereunder and to the following additional conditions precedent:

          (a) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of Price Waterhouse LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

               (i) in their opinion the financial statements and schedules examined by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

               (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included in the Registration Statements;

               (iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of the Company, a reading of the minutes of all meetings of the shareholders and directors (including each committee thereof) of the Company and its subsidiaries, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                    (A) the unaudited financial statements included in the
               Registration Statements and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                    (B) the information set forth in the Prospectus under the
               captions "Summary Historical Financial Data" and "Selected Historical Financial Data" does not agree with the amounts set forth in the unaudited consolidated financial statements or the audited consolidated financial statements, as the case may be, from which it was derived or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited statements included in the Registration Statements and the Prospectus;

                    (C) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any decrease in shareholders' equity or change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets or net assets, as compared with amounts shown on the latest balance sheet included in the Registration Statements and the Prospectus; or

                    (D) for the period from the closing date of the latest
               income statement included in the Registration Statements and the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included in the Registration Statements and the Prospectus, in consolidated net sales or operating income, or in the total or per share amounts of income from continuing operations or net income;

          except in all cases set forth in clauses (C) and (D) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter;


               (iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts), numerical data and other financial information contained in the Registration Statements and the Prospectus (in each case to the extent that such dollar amounts, percentages, numerical data and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages, numerical data and other financial information to be in agreement with such results.

For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "Registration Statements" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration Statement is subsequent to such execution and delivery, "Registration Statements" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and
(iii) "Prospectus" shall mean the prospectus included in the Registration Statements. All financial statements and schedules included in material incorporated by reference into the Prospectus shall be deemed to be included in the Registration Statements for purposes of this subsection.

          (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CSFBC. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by CSFBC. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of any Selling Shareholder, the Company or the Representatives, shall be contemplated by the Commission.

          (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company or any of its subsidiaries which, in the judgment of a majority in interest of the Underwriters including the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal, New York or Swiss authorities; or (v) any outbreak or escalation of major hostilities in which the United States or Switzerland is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

          (d) The Representatives shall have received an opinion, dated such Closing Date, of Paul, Weiss, Rifkind, Wharton & Garrison, counsel for the Company, to the effect that:

               (i) The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of New York, with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statements and the Prospectus;

               (ii) The Offered Securities to be delivered by the Company on such Closing Date have been duly authorized and will be, when issued and paid for in accordance with this Agreement, validly issued, fully paid and non-assessable; the authorized shares of capital stock of the Company, including the Offered Securities, are as set forth in the Prospectus under the caption "Capitalization" and conform as to legal matters to the descriptions thereof contained in the Prospectus and the form of certificates for the Offered Securities conforms to the requirements of the New York Business Corporation Law; the issuance of the Offered

          Securities to be delivered by the Company is not subject to preemptive or other similar rights arising by operation of law, under the certificate of incorporation or by-laws of the Company or, to the knowledge of such counsel, under any agreement to which the Company is a party or to which it is subject; and no further approval or authority of the shareholders or the Board of Directors of the Company will be required for the issuance and sale of the Offered Securities to be delivered by the Company as contemplated by this Agreement;

               (iii) To the knowledge of such counsel, except as set forth in the Prospectus, there are no outstanding (A) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company, (B) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations or (C) obligations of the Company to issue such shares, any such convertible or exchangeable securities or obligations, or any such warrants, rights or obligations;

               (iv) This Agreement has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except to the extent that (A) enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (B) rights to indemnity and contribution may be limited by Federal or state securities laws or policies underlying such laws;

               (v) The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions herein contemplated have been duly authorized by all necessary corporate action on the part of the Company and, to the extent required, its shareholders and will not contravene any provision of the certificate of incorporation or by-laws of the Company or, to the knowledge of such counsel, conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets or properties of the Company under, any statute, any rule, regulation, order or decree of any governmental agency or body or any court having jurisdiction over the Company or any of its properties, assets or operations, or any indenture, mortgage, loan agreement, note or other agreement or instrument for borrowed money, any guarantee of any agreement or instrument for borrowed money or any lease, permit, license or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the properties, assets or operations of the Company is subject; and the Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement;

               (vi) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body or, to the knowledge of such counsel, any third party (whether acting in an individual, fiduciary or other capacity) is required for the issuance and sale of the Offered Securities by the Company or for the consummation of the other transactions contemplated by this Agreement, including, without limitation, the consummation by the Company of the transactions contemplated in the Prospectus under the caption "Use of Proceeds", except such as have been obtained and made under the Act and such as may be required under state securities laws in connection with the offer and sale of the Offered Securities;

               (vii) To the knowledge of such counsel, the Company is not (A) in violation of (i) its certificate of incorporation or by-laws or (ii) any applicable law, ordinance, administrative or governmental rule or regulation, except, with respect to this clause (ii), for such violations that would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole, or (iii) any order, decree or judgment of any court or governmental agency or body having jurisdiction over the Company or (B) in default in the performance or observance of any material obligation, agreement or condition in any indenture, mortgage, loan agreement, note or other agreement or instrument for borrowed money, any guarantee of any agreement or instrument for borrowed money or any lease, permit, license or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the properties, assets or operations of the Company is subject;

               (viii) There are no pending or, to the knowledge of such counsel, threatened actions, suits, proceedings or investigations against or affecting the Company or any of its properties, assets or operations that could, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole;

               (ix) To the knowledge of such counsel, there are no contracts, agreements or understandings between the Company and any third party (whether acting in an individual, fiduciary or other capacity) granting such third party the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such third party or to require the Company to include such securities in the securities registered pursuant to the Registration Statements or in any securities being registered pursuant to any other registration statement filed by the Company under the Act;

               (x) The descriptions in the Registration Statements and the Prospectus of statutes, regulations, legal and governmental proceedings or investigations and contracts and other documents fairly present in all material respects the information required to be shown; and, to the knowledge of such counsel, there are no statutes, regulations or legal or governmental proceedings or investigations required to be described in the Registration Statements or the Prospectus that are not described as required or could have a material adverse effect on the ability of the Company to perform its obligations under this Agreement or of any contracts or documents of a character required to be described in the Registration Statements or the Prospectus or to be filed as exhibits to the Registration Statements that are not described and filed as required; it being understood that such counsel need express no opinion as to the financial statements and schedules or other financial data included in or omitted from the Registration Statements and the Prospectus;

               (xi) The Company is not, and upon sale of the Offered Securities as contemplated by this Agreement and application of the net proceeds of such sale as described in the Prospectus under the caption "Use of Proceeds" will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

               (xii) The Initial Registration Statement was declared effective under the Act as of the date and time specified in such opinion, the Additional Registration Statement (if any) was filed and became effective under the Act as of the date and time (if determinable) specified in such opinion, the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Initial Registration Statement or the Additional Registration Statement (as the case may be), and, to the best knowledge of such counsel, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act; and

               (xiii) The Registration Statements and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, and in the case of the Prospectus and each amendment or supplement thereto as of the Closing Date, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations; and, although such counsel have not undertaken to determine independently, and are not passing upon and do not assume any responsibility for, the accuracy, completeness or fairness of the contents of the Registration Statements or the Prospectus, in connection with the preparation of the Registration Statements and the Prospectus such counsel have participated in conferences with representatives and counsel for the Underwriters and with certain officers and employees of, and counsel and independent certified public accountants for, the Company, at which conferences the contents of the Registration Statements and the Prospectus and related matters were discussed, and no facts have come to such counsel's attention that lead such counsel to believe (relying as to materiality on the statements of officers and other representatives of the Company) that any part of a Registration Statement or any amendment thereto, as of its effective date or as of such Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, or any such amendment or supplement, as of its issue date or as of such Closing Date, as the case may be, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no opinion as to the financial statements and schedules or other financial data included in or omitted from the Registration Statement and the Prospectus.

          Such opinion shall be to such further effect with respect to other legal matters relating to this Agreement and the transactions contemplated hereby as the Representatives and counsel to the Underwriters may reasonably request. In rendering such opinion, Paul, Weiss, Rifkind, Wharton & Garrison may rely as to all matters governed by the laws of jurisdictions other than the laws of the State of New York and the Federal laws of the United States upon the opinions of counsel reasonably satisfactory to the Representatives.

          (e) The Representatives shall have received an opinion, dated such Closing Date, of Shearman & Sterling, counsel for the Selling Shareholders, to the effect that:

               (i) To the best knowledge of such counsel, each Selling Shareholder is the record and beneficial owner of the Offered Securities delivered by such Selling Shareholder on such Closing Date and has full right, power and authority to enter into this Agreement, the Custody Agreement and Power of Attorney and to sell, assign, transfer and deliver the Offered Securities delivered by such Selling Shareholder on such Closing Date; and, to the best knowledge of such counsel, upon the delivery of and payment for the Offered Securities on such Closing Date the several Underwriters will have acquired valid and unencumbered title to the Offered Securities delivered by such Selling Shareholder on such Closing Date;

               (ii) This Agreement and the Custody Agreement and Power of Attorney have each been duly authorized, executed and delivered by such Selling Shareholder and each constitutes the legal, valid and binding obligation of such Selling Shareholder enforceable against such Selling Shareholder in accordance with its terms, except to the extent that (A) enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally and by general principles of equity and
          (B) rights to indemnity and contribution may be limited by Federal or state securities laws or policies underlying such laws;

               (iii) To the best knowledge of such counsel, no consent, approval, authorization, order, registration or qualification of or with any third party (whether acting in an individual, fiduciary or other capacity) or any court or government agency or body is required to be obtained or made by such Selling Shareholder for the sale of the Offered Securities or for the consummation of the other transactions contemplated by this Agreement and the Custody Agreement and Power of Attorney in connection with the sale of the Offered Securities, except such as have been obtained and made under the Act and such as may be required under state securities laws in connection with the offer and sale of the Offered Securities; and

               (iv) The execution, delivery and performance of this Agreement and the Custody Agreement and Power of Attorney by such Selling Shareholder, and the sale of the Offered Securities being sold by such Selling Shareholder and consummation by such Selling Shareholder of the other transactions contemplated hereby will not contravene, if applicable, any provisions of the certificate of incorporation, by-laws, trust agreement or other organizational documents of such Selling Shareholder, or conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon the Offered Securities to be sold by such Selling Shareholder under, to the best knowledge of such counsel, any statute, any rule, regulation, order or decree of any governmental agency or body or any court having jurisdiction over such Selling Shareholder or any properties, assets or operations of such Selling Shareholder, or any indenture, mortgage, loan agreement, note, or other agreement for borrowed money, any guarantee of any agreement or instrument for borrowed money or any lease, permit, license or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or to which any of the properties, assets or operations of such Selling Shareholder is subject, and such Selling Shareholder has full power and authority to sell the Offered Securities to be sold by such Selling Shareholder as contemplated by this Agreement.

          Such opinion shall be to such further effect with respect to other legal matters relating to the Selling Shareholders and the transactions contemplated hereby as the Representatives and counsel to the Underwriters may reasonably request. In rendering such opinion, such counsel may rely as to matters governed by the laws of jurisdictions other than the laws of New York and the Federal laws of the United States upon the opinions of counsel reasonably satisfactory to the Representatives.

          (f) The Representatives shall have received an opinion, dated such Closing Date, of Timothy F. Michno, general counsel for the Company, to the effect that:

               (i) The Domestic Subsidiary has been duly incorporated and is a validly existing corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statements and the Prospectus;

               (ii) Each of the Company and the Domestic Subsidiary is duly qualified to transact business as a foreign corporation in good standing in all other jurisdictions in which it owns, leases or operates properties or in which the conduct of its business or its ownership, leasing or operation of property requires such qualification, except to the extent that the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

               (iii) All of the outstanding capital stock of the Domestic Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any mortgage, pledge, lien, security interest, restriction upon voting or transfer, claim or encumbrance of any kind; and there are no rights granted to or in favor of any third party (whether acting in an individual, fiduciary or other capacity) other than the Company to acquire any such capital stock, any additional capital stock or any other securities of the Domestic Subsidiary;

               (iv) All outstanding shares of capital stock of the Company have been duly authorized, are validly issued, are fully paid and non-assessable and, to the best knowledge of such counsel, have been issued in compliance with applicable Federal and state securities laws; the outstanding shares of capital stock of the Company are as set forth in the Prospectus under the caption "Capitalization" and conform to the descriptions thereof contained in the Prospectus; and the securityholders of the Company have no preemptive or similar rights with respect to any securities of the Company;

               (v) The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions herein contemplated will not contravene any provision of the certificate of incorporation, by-laws or other organizational documents of any of the Company's subsidiaries or conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets or properties of any of the Company's subsidiaries under, any statute, any rule, regulation, order or decree of any governmental agency or body or any court having jurisdiction over any such subsidiaries or any of their respective properties, assets or operations, or any indenture, mortgage, loan agreement, note or other agreement or instrument for borrowed money, any guarantee of any agreement or instrument for borrowed money or any lease, permit, license or other agreement or instrument to which any such subsidiary is a party or by which any such subsidiary is bound or to which any of the properties, assets or operations of any such subsidiary is subject;

               (vi) No consent, approval, authorization, order, registration or qualification of or with any third party (whether acting in an individual, fiduciary or other capacity) or any court or governmental agency or body of the jurisdiction of incorporation of any of the Company's subsidiaries is required for the issuance and sale of the Offered Securities or for the consummation by the Company of the transactions contemplated in the Prospectus, including, without limitation, the consummation by the Company of the transactions contemplated in the Prospectus under the caption "Use of Proceeds", except such as have been obtained and made under the Act and such as may be required under state securities laws in connection with the offer and sale of the Offered Securities;

               (vii) The Domestic Subsidiary is not (A) in violation of (i) its certificate of incorporation, by-laws or other organizational documents or (ii) any applicable law, ordinance, administrative or governmental rule or regulation, except, with respect to this clause
          (ii), for such violations that would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole, or (iii) any order, decree or judgment of any court or governmental agency or body having jurisdiction over the Domestic Subsidiary or (B) in default in the performance or observance of any material obligation, agreement or condition in any indenture, mortgage, loan agreement, note or other agreement or instrument for borrowed money, any guarantee of any agreement or instrument for borrowed money or any lease, permit, license or other agreement or instrument to which the Domestic Subsidiary is a party or by which the Domestic Subsidiary is bound or to which any of the properties, assets or operations of the Domestic Subsidiary is subject;

               (viii) There are no pending or, to the best knowledge of such counsel, threatened actions, suits, proceedings or investigations against or affecting any of the Company's subsidiaries or any of their respective properties, assets or operations that could, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole; and


               (ix) Such counsel has no reason to believe that any part of a Registration Statement or any amendment thereto, as of its effective date or as of such Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, or any such amendment or supplement, as of its issue date or as of such Closing Date, as the case may be, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no opinion as to the financial statements and schedules or other financial data contained in the Registration Statement and the Prospectus.


               (x) To the best knowledge of such counsel, the Company and its subsidiaries own or have obtained valid licenses for all Material Trademarks and such counsel is not aware, after due inquiry, of any claim (or any facts that would form a reasonable basis for any claim) to the contrary or any challenge by any third party to the rights of the Company or any of its subsidiaries with respect to any such Material Trademarks or to the validity or scope of any such Material Trademarks, which claims or challenges could, singly or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole. In addition, neither the Company nor any of its subsidiaries has any claim against a third party with respect to infringement by such third party of any such Material Trademarks, which claims could, singly or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole; and


               (xi) Such counsel is of the opinion that (A) all Material Trademarks are distinctive and enforceable with respect to the products described in the Prospectus as using such Material Trademarks and (B) the statements in the Prospectus pertaining to the Material Trademarks, including, without limitation, those statements appearing in the Prospectus under the captions "Risk Factors - Dependence on Certain Trademarks and Licensing Agreements" and "Business - Trademarks and Licensing Agreements" are accurate and fairly present the information purported to be shown insofar as such statements relate to legal matters.


          Such opinion shall be to such further effect with respect to other legal matters relating to this Agreement and the transactions contemplated hereby as the Representatives and counsel to the Underwriters may reasonably request. In rendering such opinion, such general counsel may rely as to matters governed by the laws of jurisdictions other than the laws of the State of New York, the corporate laws of the State of Delaware and the Federal laws of the United States upon the opinions of counsel reasonably satisfactory to the Representatives.


          (g) The Representatives shall have received opinions, dated such Closing Date, of foreign counsel to the Company, to the effect that:


               (i) Each of the Foreign Subsidiaries has been duly incorporated and is a validly existing corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statements and the Prospectus; and each of the

          Foreign Subsidiaries is duly qualified to transact business as a foreign corporation in good standing in all other jurisdictions in which it owns, leases or operates properties or in which the conduct of its business or its ownership, leasing or operation of property requires such qualification, except to the extent that the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

               (ii) All of the outstanding capital stock of each of the Foreign Subsidiaries has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any mortgage, pledge, lien, security interest, restriction upon voting or transfer, claim or encumbrance of any kind; and there are no rights granted to or in favor of any third party (whether acting in an individual, fiduciary or other capacity) other than the Company to acquire any such capital stock, any additional capital stock or any other securities of any Foreign Subsidiary;


               (iii) The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions herein contemplated will not contravene any provision of the certificate of incorporation, by-laws or other organizational documents of any of the Foreign Subsidiaries or conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets or properties of any of the Foreign Subsidiaries under, any statute, any rule, regulation, order or decree of any governmental agency or body or any court having jurisdiction over any of the Foreign Subsidiaries or any of their properties, assets or operations or any indenture, mortgage, loan agreement, note or other agreement or instrument for borrowed money, any guarantee of any agreement or instrument for borrowed money or any lease, permit, license or other agreement or instrument to which any of the Foreign Subsidiaries is a party or by which any such Foreign Subsidiary is bound or to which any of the properties, assets or operations of any such Foreign Subsidiary is subject;


               (iv) No consent, approval, authorization, order, registration or qualification of or with any third party (whether acting in an individual, fiduciary or other capacity) or any court or governmental agency or body of the jurisdiction of incorporation of any of the Foreign Subsidiaries is required for the issuance and sale of the Offered Securities or for the consummation by the Company of the transactions contemplated in the Prospectus, including, without limitation, the consummation of the transactions contemplated in the Prospectus under the caption "Use of Proceeds";


               (v) None of the Foreign Subsidiaries is in violation of its certificate of incorporation, by-laws or other organizational documents or, to the best knowledge of such counsel, any applicable law, ordinance, administrative or governmental rule or regulation, or any order, decree or judgment of any court or governmental agency or body having jurisdiction over any Foreign Subsidiary or, to the best knowledge of such counsel, in default in the performance or observance of any material obligation, agreement or condition in any indenture, mortgage, loan agreement, note or other agreement or instrument for borrowed money, any guarantee of any agreement or instrument for borrowed money or any lease, permit, license or other agreement or instrument to which any of the Foreign Subsidiaries is a party or by which any such Foreign Subsidiary is bound or to which any of the properties, assets or operations of any such Foreign Subsidiary is subject; and


               (vi) There are no pending or, to the best knowledge of such counsel, threatened actions, suits, proceedings or investigations against or affecting any of the Foreign Subsidiaries or any of their properties, assets or operations that could, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole;

          (h) The Representatives shall have received from Dewey Ballantine LLP, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the validity of the Offered Securities delivered on such Closing Date, the Registration Statement, the Prospectus and other related matters as the Representatives may require, and the Selling Shareholders and the Company shall have furnished to such counsel such documents or certificates as they reasonably request for the purpose of enabling them to pass upon such matters.


          (i) The Representatives shall have received a certificate, dated such Closing Date, of the President or any Executive Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that (A) the representations and warranties of the Company in this Agreement are true and correct on and as of the date of this Agreement and such Closing Date, (B) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date, (C) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission at or prior to such Closing Date, (D) they have carefully examined the Registration Statements and the Prospectus and no part of any Registration Statement nor the Prospectus or any amendment or supplement thereto, as of their respective effective or issue dates, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in the light of the circumstances under which such statements were made, not misleading, (E) subsequent to the dates as of which information is given in the Registration Statements and the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries, taken as a whole, and (F) the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter.


          (j) The Representatives shall have received a letter, dated such Closing Date, of Price Waterhouse LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three business days prior to such Closing Date for the purposes of this subsection.


          (k) The Representatives shall have received written undertakings of the officers and directors and certain shareholders of the Company to the effect contemplated in subsection (i) of Section 5 hereof, unless otherwise waived or agreed to by CSFBC.


          (l) The Representatives shall have received such other opinions, certificates, letters and other documents from or on behalf of the Company and the Selling Shareholders as the Representatives shall reasonably request.


          All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to CSFBC and counsel for the Underwriters. The Company and the Selling Shareholders will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. CSFBC may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

          7. Indemnification and Contribution.


          (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities (or actions in respect thereof), joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the case of the Prospectus, any amendment or supplement thereto, or any related preliminary prospectus in the light of the circumstances under which such statements were made, not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below; and provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus that is corrected in the Prospectus, the foregoing indemnity agreement shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage or liability purchased the Offered Securities to the extent that such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, if required by law so to have been sent or given, at or prior to written confirmation of the sale of such Offered Securities to such person, a copy of the Prospectus if the Company previously had furnished copies thereof in requisite quantities to such Underwriter.

          Insofar as the foregoing indemnity agreement, or the representations and warranties contained in Section 2(a)(ii), may permit indemnification for liabilities under the Act of any person who is an Underwriter or a partner or controlling person of an Underwriter within the meaning of
     Section 15 of the Act and who, at the date of this Agreement, is a director, officer or controlling person of the Company, the Company has been advised that in the opinion of the Commission such provisions may contravene Federal public policy as expressed in the Act and may therefore be unenforceable. In the event that a claim for indemnification under such agreement or such representations and warranties for any such liabilities (except insofar as such agreement provides for the payment by the Company of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such a person, the Company will submit to a court of appropriate jurisdiction (unless in the opinion of counsel of the Company the matter has already been settled by controlling precedent) the question of whether or not indemnification by it for such liabilities is against public policy as expressed in the Act and therefore unenforceable, and the Company will be governed by the final adjudication of such issue.


          (b) The Selling Shareholders, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the case of the

     Prospectus, any amendment or supplement thereto, or any related preliminary prospectus in the light of the circumstances under which such statements were made, not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Selling Shareholders will be liable in any such case only to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by the Selling Shareholders specifically for use therein; and provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus the indemnity agreement contained in this subsection (b) shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Offered Securities concerned, to the extent that a prospectus relating to such Offered Securities was required to be delivered by such Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the Prospectus correcting such untrue statement or alleged untrue statement in or omission or alleged omission from such preliminary prospectus if the Company had previously furnished such quantity of copies thereof to such Underwriter as reasonably by or on behalf of such Underwriter.


          (c) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company and each Selling Shareholder against any losses, claims, damages or liabilities (or actions in respect thereof) to which the Company and such Selling Shareholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the case of the Prospectus, any amendment or supplement thereto, or any related preliminary prospectus in the light of the circumstances under which such statements were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company and each Selling Shareholder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only information in the Prospectus furnished on behalf of any Underwriter consists of the following information: the last paragraph at the bottom of the cover page concerning the terms of the offering by the Underwriters; the legend concerning over-allotments, stabilizing and passive market making on the inside front cover page; and the concession and reallowance figures appearing in the third paragraph and the seventh paragraph under the caption "Underwriting".


          (d) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a), (b) or (c) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party under subsection (a), (b) or (c) above, except to the extent that the indemnifying party is materially prejudiced by reason of such omission. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.


          (e) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a),
     (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim that is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.


          (f) The obligations of the Company and the Selling Shareholders under this Section shall be in addition to any liability that the Company and the Selling Shareholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability that the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

          8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, CSFBC may make arrangements satisfactory to the Company and the Selling Shareholders for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CSFBC, the Company and the Selling Shareholders for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholders, except as provided in Section 9 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.


          9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Selling Shareholders, of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, any Selling Shareholder, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company and the Selling Shareholders shall remain responsible for the expenses to be paid or reimbursed by them pursuant to
Section 5 and the respective obligations of the Company, the Selling Shareholders, and the Underwriters pursuant to Section 7 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv) or (v) of Section 6(c), the Company and the Selling Shareholders will, jointly and severally, reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the Offered Securities.


          10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives, c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Investment Banking Department - Transactions Advisory Group, or, if sent to the Company or the Selling Shareholders, will be mailed, delivered or telegraphed confirmed to such party c/o Movado Group, Inc., 125 Chubb Avenue, Lyndhurst, New Jersey 07071,
Attention: Timothy F. Michno, Esq., with a copy to Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, New York 10019, Attention:
Judith R. Thoyer, Esq.; provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.


          11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective personal representatives and successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

          12. Representation. The Representatives will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by the Representatives jointly or by CSFBC will be binding upon all the Underwriters. The Custodian will act for the Selling Shareholders in connection with such transactions, and any action under or in respect of this Agreement taken by the Custodian will be binding upon all the Selling Shareholders.


          13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.


          14. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.


          The Company and the Selling Shareholders hereby submit to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Selling Shareholders, the Company and the several Underwriters in accordance with its terms.



                                    Very truly yours,

                                    MOVADO GROUP, INC.





                                    By ________________________________________
                                       Efraim Grinberg
                                       President


                                    SELLING SHAREHOLDERS:
                                    GEDALIO GRINBERG
                                    GG and SG 1997 CHARITABLE REMAINDER UNITRUST




                                    By ________________________________________
                                       Name:
                                       Title:  Attorney-in-fact



      The foregoing Underwriting Agreement
      is hereby confirmed and accepted as
      of the date first above written.



      CREDIT SUISSE FIRST BOSTON CORPORATION
      FURMAN SELZ LLC
      RODMAN & RENSHAW, INC.

      Acting on behalf of themselves and as the Representatives of the several Underwriters.

   By CREDIT SUISSE FIRST BOSTON CORPORATION


   By __________________________________________
      Alan H. Howard
      Managing Director

                                   SCHEDULE A

SELLING SHAREHOLDER                                     NUMBER OF      NUMBER OF
-------------------                                        FIRM         OPTIONAL
                                                        SECURITIES   SECURITIES TO
                                                        TO BE SOLD      BE SOLD
                                                        ----------   -------------
Gedalio Grinberg....................................       634,500       240,000

GG and SG 1997 Charitable Remainder Unitrust .......       265,500            --





                                                           -------        -------
        Total.......................................       900,000        240,000
                                                           =======        =======

                                   SCHEDULE B



                              UNDERWRITER                          NUMBER OF FIRM
                              -----------                          SECURITIES TO
                                                                    BE PURCHASED
                                                                   --------------
         Credit Suisse First Boston Corporation...............
         Furman Selz LLC......................................
         Rodman & Renshaw, Inc. ..............................





                                                                     ---------
              Total...........................................       2,400,000
                                                                     =========

                                    EXHIBIT 1

                              MATERIAL SUBSIDIARIES



NAME OF DOMESTIC SUBSIDIARY                     JURISDICTION OF INCORPORATION

SwissAm, Inc.                                         New Jersey




NAME OF FOREIGN SUBSIDIARY                      JURISDICTION OF INCORPORATION

Concord Watch Company, S.A.                           Switzerland

Movado Watch Company, S.A.                            Switzerland